SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 23, 2002
                                          ------------

                        AMERICAN NATIONAL BANKSHARES INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                      0-12820                 54-1284688
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(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)                File Number)          Identification No.)

            628 Main Street
           Danville, Virginia                                   24541
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(Address of principal executive offices)                      (Zip Code)

                                 (434)-792-5111
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              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 21, 2002, the Board of Directors of American National Bankshares Inc., upon recommendation by the Audit Committee, appointed Yount, Hyde and Barbour, P.C. of Winchester, Virginia to serve as the corporation's independent public accountants for the fiscal year ending December 31, 2002. The effective date of this appointment is May 21, 2002. Attached as exhibit 99 is a press release stating that Yount, Hyde and Barbour P.C. has been appointed as the Corporation's independent public accountants.

The Corporation had been previously served by Arthur Andersen LLP ("Andersen"). On May 15, 2002 the Audit Committee decided to no longer engage Andersen as the Corporation's independent public accountant.

During the Corporation's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 15, 2002, there were no disagreements between the Corporation and Andersen on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. Andersen's reports on the Corporation's consolidated financial statements for each of the years ended 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

On May 15, 2002 the Corporation filed their quarterly report on Form 10-Q for the period ending March 31, 2002. This report was filed without the review of an independent public accountant. Yount, Hyde and Barbour, P.C. will review the financial statements filed on Form 10-Q, dated March 31, 2002, in accordance with Rule 10-01(d). If, as a result of such review, there is a change to the financial statements as filed on Form 10-Q, the Corporation will file an amendment to the Report on Form 10-Q to include the disclosure required by the Securities and Exchange Commission's Order of March 18, 2002.

The Corporation provided Andersen with a copy of the Form 8-K filed May 15, 2002 dismissing Andersen as the Corporation's independent public accountant. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 21, 2002, stating their agreement with the statements made therein.

Andersen's report on the Corporation's consolidated financial statements for the year ended 2001, dated January 15, 2002, was issued on an unqualified basis in conjunction with the filing of the Corporation's Annual Report on Form 10-K, as amended, for the year ended December 31, 2001, filed on March 31, 2002.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Corporation's two most recent fiscal years and subsequent interim period through May 15, 2002. During this same time period, the Corporation did not consult with Yount, Hyde and Barbour, P.C. or any other accountants, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c) The following exhibits are filed as part of this Form 8-K.

    Exhibit No.  Description
    -----------  -----------
    16.1         Letter from Arthur Andersen LLP regarding change in certifying accountant
    99           Press Release dated May 23, 2002

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN NATIONAL BANKSHARES INC.
                                   ---------------------------------
                                                (Registrant)


Date - May 23, 2002                By:  /s/ Brad E. Schwartz
                                   ---------------------------------
                                   Chief Financial Officer
                                   (Principal Accounting Officer)